UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.
One Boston Place, 34th Floor
Boston, MA 02108
(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.
One Boston Place, 34th Floor
Boston, MA 02108
(Name and address of agent for service)

Registrant’s telephone number, including area code: 508 871 8500

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

October 31, 2012

Cover photograph - St. Andrew’s Church, Dublin City

Provided courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

Introduction

Although Europe continues to have its economic problems, particularly in Greece, Spain and Portugal, Ireland has made significant progress in improving its economic position and earlier this month a budget was introduced for the coming year, which is expected to further improve its performance. Advances have been made in some of the key areas of the economy, particularly the property and banking sectors, as overseas investors acquired holdings indicating their belief that the country will continue to make progress over the coming years, which in turn should allow them to achieve worthwhile returns on their investments. This, together with the continued growth in exports and the forecast of a stronger growth in GDP for 2013, is helping the overall level of confidence both from within the country and from outside of it. This has also been reflected in the number of companies, particularly from the U.S., who during the past 12 months have been setting up operations in Ireland, which will help employment, particularly in the services sector, and will also benefit exports. As the New Ireland Fund, Inc. (the “Fund”) has to invest at least 80% of its assets in Irish Securities, this should continue to help the performance of the Fund.

While there has been some improvement in the unemployment statistics, the number of unemployed continues to remain high and is expected to stay around the current level for the foreseeable future.

As shown below, the performance of the Fund during the fiscal year ended October 31, 2012 has been good with the Fund’s Net Asset Value (“NAV”) increasing by 13.9% over the 12 months as compared to the increase of 12.9% of the Irish Stock Market Index (“ISEQ”), in U.S. dollar terms*. Over the most recent fiscal quarter, the increase in NAV was 12.9% as compared to the increase of 8.4% of the ISEQ.

The Fund’s Investment Advisor, Kleinwort Benson Investors International Ltd, (“KBII”), who have just completed their first full fiscal year of management of the Fund were recently awarded the prestigious Investment Manager of the Year award for Ireland by World Finance magazine and this is seen as very positive for the Fund, going forward.

As has been previously announced, in June the Fund conducted a tender offer under which 15% of the Fund’s outstanding shares were repurchased. A second tender offer, for another 5% of stock, was conditional on more than 50% of shares being tendered but, as this figure was not reached in the June tender, the second tender will not be going ahead. Mainly as a result of the costs related to the June tender offer, there was no net income for the fiscal year and because of this, as well as net capital gains being offset by loss carry forwards, no distributions will be made for the fiscal year ended October 31, 2012.

*	All returns are quoted in U.S. Dollars unless otherwise stated

The Board continues to review its Discount Management Program and, while it did not undertake the second tender offer mentioned above, subject to regular Board review, the Fund will continue to operate its share repurchase program with the intention of repurchasing Fund shares whenever the discount is above 10%.

Performance

As previously mentioned, for the fiscal year, the Fund’s NAV increased by 13.9% as compared to the ISEQ, which returned an increase of 12.9% over the same period. In the final fiscal quarter of the year the NAV increased by 12.9%, as compared to the increase of 8.4% in the ISEQ over the same period.

When compared to the broad European benchmark index, the Euro Stoxx 50, the Irish ISEQ index trailed by 5.4% for the past quarter but has significantly outperformed it by almost 10% over the last 12 month period. The U.S. dollar weakened by over 5% versus the euro, over the last three months, thereby boosting investor returns in U.S. dollar terms but it strengthened by almost 9%, versus the euro, over the full fiscal year. On a like for like comparison, in local currency terms, the Irish equity market has beaten the S&P 500 by over 6% over the past 12 months.

While developments in the euro zone fiscal crisis were again significant, the quarter proved to be a strong one for most asset classes. European leaders agreed in principle to sever the link between sovereigns and their banks, and a little while after that the European Central Bank (“ECB”) indicated that it was willing to buy peripheral economy bonds, on strict conditions. These developments, combined with further U.S. Federal Reserve easing, led to a reduction in perceived risk in financial markets, and helped equities to make good gains. Euro zone bond markets also rose strongly as bonds in peripheral markets performed well which, in turn, helped peripheral equity markets such as Ireland.

The more positive market was reflected in the strong stock performance from many of the Fund’s preferred quality cyclical stocks such as Smurfit Kappa, Irish Continental Group and Kingspan. Their performance contributed strongly to Fund performance over the quarter.

During fiscal 2012, we continued to implement the Share Repurchase Program and over the 12 months, the Fund repurchased and retired 316,714 shares at a cost of $2.4 million. In addition, under the tender offer completed in June 2012, 924,000 shares were repurchased at a cost of almost $7.5 million. Overall, these repurchases represent a reduction of 19.4% of the shares outstanding at October 31, 2011, and they positively impacted the Fund’s NAV by 9 cents per share.

Irish Economic Review

GDP statistics released during the period were moderately disappointing, showing a flat economy in the second quarter of 2012. Over the last four quarters for which data is available, growth was positive in two of the quarters, and negative in two, indicating an approximately flat pace of growth.

Matching the mixed tone of the historic data, forecasts have generally been stable. The Central Bank of Ireland (CBI) cut its 2012 GDP growth forecast from 0.7% to 0.5%, while the private-sector consensus has fallen from 0.7% to 0.6%. For 2013, the Central Bank is forecasting stronger growth of 1.7%, while the private sector consensus is for a fairly similar rate of 1.6%. The export sector is the driver behind the forecasted growth and the CBI estimates that the export sector will show growth of 3% to 4% in 2012 and 2013, respectively.

Worries about the labor market and the government debt situation weigh on the Irish consumer, and retail sales were poor in 2011 and continued to be poor in 2012, falling by 1.7% in volume terms for the period to the end of September, relative to the same period of 2011. Few, if any, forecasters expect the recovery to be led by the consumer sector, which remains under severe pressure from high debt levels, high unemployment, and fiscal tightening. However, it is interesting to note that there was an upward trend in retail sales during Q3, with sales rising 1.1%, 0.4% and 0.9% in July, August and September, respectively.

Consumer confidence remains volatile and picked up considerably in recent months reaching its highest level, since October 2007, in August of this year, but this was followed by a sharp drop in September and has to be viewed in the context of the high volatility of the index itself.

Business confidence, as measured by the Purchasing Managers Index (PMI) for the manufacturing sector, has held up very well in recent months, and has been above the breakeven 50% level for seven consecutive months. The same indicator was far weaker in almost all other Eurozone economies over the seven month period. This suggests that the manufacturing sector is expanding in Ireland, although at a moderate pace.

There has been a steady, but mild, trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 435,000 in July of this year. Broadly speaking, the unemployment rate still stands at a very high level of 14.8%. As would be expected, unemployment is a key driver of mortgage delinquencies, and so is also a closely watched indicator for those analyzing the condition of the banking sector.

The Irish Headline rate of inflation has been trending downwards in recent months. In September (the last available data point) the rate had fallen to 1.6%, year on year. The Harmonized Index of Consumer Prices (“HICP”) - the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates - is higher, at 2.4%. The Central Bank is forecasting 1.8% for Headline inflation for the whole of 2012, while the private sector consensus is slightly higher, at 1.9%. The domestic economy is generating very little upwards price pressure, with inflation generally arising from imported goods and services.

Demand for credit from businesses and households continues to remain depressed. The annual rate of loans to households dropped by 3.7% in September, identical to the rate observed in March and June. Lending for house purchases was 2% lower on an annual basis, in September, - a fractional improvement - whereas lending to the non-financial corporate sector declined by 4.2% over the same period, marking a continuing deterioration which has been in place for some months now. As the Irish economy is growing at only a very moderate pace, and financial institutions continue to shrink their balance sheets, private sector credit growth is likely to continue to be weak in the near term.

Exchequer returns for the first ten months of the year have been mildly encouraging with tax revenues coming in slightly ahead of target. At this stage, the government’s fiscal targets could be missed in either direction, but should be reasonably close to target either way.

On broader fiscal issues, the announcement by the ECB that it would introduce “Outright Monetary Transactions”, or OMTs, was seen as highly significant. In essence the ECB has said that it will buy unlimited amounts of government bonds of a country that gets into financial difficulties, with certain conditions, which include that the country in question must request assistance, must agree to fiscal and reform measures, and must have financial market access. Given that Ireland is meeting its fiscal targets and has been having some access to the bond markets in recent times, the ECB program could be seen as a ‘backstop’ financing measure in case of difficulties in the financial markets, and is a significant step forward.

Equity Market Review

During the fourth quarter, World stock markets posted positive returns in local currency terms. Over the 12 months, with the exception of Japan, markets delivered positive returns in local currencies, however they were weaker in U.S. dollar terms given the strength of the dollar over the year.

	Quarter Ended October 31, 2012		12 Months Ended October 31, 2012

	Local Currency	U.S. $	Local Currency	U.S. $
Irish Equities (ISEQ)	3.0%	8.4%	21.6%	12.9%

U.S. equities (S&P 500)	3.0%	3.0%	15.2%	15.2%
U.S. Equities (NASDAQ)	1.6%	1.6%	12.2%	12.2%
U.K. Equities (FTSE 100)	3.7%	6.6%	8.5%	8.3%
Japanese Equities(Topix)	1.9%	-0.5%	-0.5%	-2.9%

Dow Jones Eurostoxx 50	8.2%	13.8%	10.7%	2.8%
German Equities (DAX)	7.2%	12.8%	18.2%	9.8%
French Equities (CAC 40)	4.7%	10.2%	10.7%	2.9%
Dutch Equities (AEX)	1.9%	7.3%	11.9%	4.0%

Note-Indices are total return

Highlights regarding some of the significant contributors to the Fund’s performance are detailed below:

Smurfit Kappa Group PLC: Smurfit Kappa continues to deliver strong operational results as well as demonstrating meaningful management of the balance sheet through debt restructuring and pay down. Private equity stakes were also reduced further over the period thus increasing liquidity and interest in the stock.

FBD Holdings PLC: FBD had strong results and raised guidance over the period. In particular, strong underwriting results were delivered by the company. Also in recent months, they announced a significant increase in the dividend and hinted at the potential for further dividend growth.

Irish Continental Group PLC: Strong management delivered operational performance in line with market expectations. An attractive and growing dividend continues to support the stock. Over recent months, the stock has been particularly strong on the back of a forthcoming tender offer to buy back stock at a premium.

United Drug PLC: Having lagged for some time, the stock performed strongly on the back of upgrades to its earnings forecasts and the announcement of a number of meaningful acquisitions that will add to their business. The company also recently announced that it intends to move its listing to the London stock exchange.

Kingspan Group PLC: Kingspan is a quality cyclically exposed stock, which delivered solid earnings growth and continues to give positive guidance. Over recent months, the company announced a significant acquisition of a specialty materials business from ThyssenKrupp in Germany, news which was positively received by the market.

Market Outlook

Against a fragile global background in which Western economies are collectively de-leveraging from past excesses, Ireland continues to move forward. Ireland is building on its position as the “poster boy” within the European Union for its radical reform, related to restructuring and the implementation of austerity programs. This was also reflected in the Irish Prime Minister being featured recently on the front page of Time magazine under the banner headline “Celtic Comeback”. A further small but newsworthy point was the recent upgrade by Fitch, the rating agency, of Ireland’s rating from negative to stable BBB+.

A continued slow but steady improvement is forecast for the Irish economy over the next few years. As highlighted above, there will be a continued growth divergence between that of the subdued domestic economy versus the more positive export exposed side of the economy. The export economy is doing very well, not least because unit labor costs have come down by around 25% since 2009, relative to most of Europe. Furthermore, Ireland still has strong trade linkages to the U.S. and the U.K. which, in relative terms, have held up better than other economies. Export dependence does of course leave the economy exposed to the continued demand of other countries, but it is hoped that this does not occur to any great extent.

The Irish stock market has performed fairly strongly, and consistently, since its lows in 2009 and as this recovery is expected to continue, it is believed that it currently lends itself to active stock picking opportunities. On a frequent basis, the Fund’s Investment Advisor continues to meet with the management of companies that the Fund is invested in, and this allows them to maintain a high quality focus looking for strong balance sheets, cash flow and management. The Advisor focuses on stocks with positive earnings momentum and dividend paying ability when possible. To date, they have been avoiding low quality and deep value stocks, as they don’t believe the recovery to be strong enough, at this point in time, to benefit the more “fragile” stocks.

Sincerely

Peter J. Hooper	Sean Hawkshaw
Chairman	President
December 20, 2012	December 20, 2012

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	16.50	16.50	13.94	13.94
Three Year	26.12	8.04	18.43	5.80
Five Year	-38.79	-9.35	-37.81	-9.06
Ten Year	143.34	9.30	107.53	7.57

Per Share Information and Returns

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net Asset Value ($)	16.29	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59
Income Dividends ($)	—	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)
Capital Gains
Other Distributions ($)	—	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—
Total Net Asset Value Return (%) (a)	47.55	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.94

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (“the Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 23.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2012

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2012

Holding	Sector	% of Net Assets
CRH PLC	Construction and Building Materials	11.30%
Kerry Group PLC, Series A	Food and Beverages	10.88%
Ryanair Holdings PLC	Transportation	10.68%
Aryzta AG	Food and Agriculture	5.68%
Smurfit Kappa Group PLC	Forest Products and Paper	4.84%
Irish Continental Group PLC	Transportation	4.69%
Paddy Power PLC	Leisure and Hotels	4.63%
Origin Enterprises PLC	Agricultural Operations	4.49%
Kingspan Group PLC	Construction and Building Materials	4.49%
Dragon Oil PLC	Energy	4.19%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2012	Shares	Value (U.S.) (Note A)

COMMON STOCKS (99.52%)
COMMON STOCKS OF IRISH COMPANIES (96.91%)

Agricultural Operations (4.49%)
Origin Enterprises PLC	402,529	$2,222,016

Business Services (1.11%)
DCC PLC	19,286	550,925

Business Support Services (2.43%)
CPL Resources PLC	285,169	1,200,953

Construction and Building Materials (16.87%)
CRH PLC	300,432	5,590,375
Grafton Group PLC-UTS	121,708	531,798
Kingspan Group PLC	212,741	2,221,911

		8,344,084

Diversified Financial Services (5.49%)
FBD Holdings PLC	129,854	1,623,764
IFG Group PLC	130,393	236,550
TVC Holdings PLC*	815,973	856,448

		2,716,762

Energy (4.19%)
Dragon Oil PLC	232,276	2,073,786

Financial (1.46%)
Bank of Ireland (The)*	6,101,796	719,514

Food and Agriculture (5.68%)
Aryzta AG	57,835	2,810,362

Food and Beverages (16.53%)
C&C Group PLC	269,779	1,291,354
Glanbia PLC	121,774	1,155,064
Kerry Group PLC, Series A	102,898	5,382,772
Total Produce PLC	552,258	347,076

		8,176,266

Forest Products and Paper (4.84%)
Smurfit Kappa Group PLC	217,273	2,393,123

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2012	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Health Care Services (7.25%)
Elan Corp. PLC-Sponsored ADR*	152,261	$1,644,419
ICON PLC-Sponsored ADR*	25,173	592,573
United Drug PLC	370,124	1,347,618

		3,584,610

Leisure and Hotels (4.63%)
Paddy Power PLC	31,048	2,290,822

Mining (3.35%)
Kenmare Resources PLC*	2,627,445	1,658,070

Transportation (18.59%)
Aer Lingus Group PLC*	213,852	285,424
Irish Continental Group PLC	95,317	2,322,034
Ryanair Holdings PLC*	911,868	5,281,774
Ryanair Holdings PLC-Sponsored ADR*	40,511	1,306,480

		9,195,712

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $38,388,407)		47,937,005

COMMON STOCKS OF GERMAN COMPANIES (2.61%)

Information Technology (2.61%)
SAP AG	17,752	1,292,778

TOTAL COMMON STOCKS OF GERMAN COMPANIES (Cost $1,057,809)		1,292,778

TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $39,446,216)		$49,229,783

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2012	Face Value	Value (U.S.) (Note A)

FOREIGN CURRENCY ON DEPOSIT (0.44%) Euro	€167,097	$216,526

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $216,526)**		216,526

TOTAL INVESTMENTS (99.96%) (Cost $39,662,742)		49,446,309
OTHER ASSETS AND LIABILITIES (0.04%)		21,884

NET ASSETS (100.00%)		$49,468,193

*		Non-income producing security.
**		Foreign currency held on deposit at JPMorgan Chase & Co.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2012 is as follows (See Note A – Security Valuation in the Notes to Financial Statements):

	Total Value at 10/31/12	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities †
Common Stocks*
Agricultural Operations	$2,222,016	$2,222,016	$—	$—
Business Services	550,925	550,925	—	—
Business Support Services	1,200,953	1,200,953	—	—
Construction and Building Materials	8,344,084	8,344,084	—	—
Diversified Financial Services	2,716,762	1,860,314	856,448	—
Energy	2,073,786	2,073,786	—	—
Financial	719,514	719,514	—	—
Food and Agriculture	2,810,362	2,810,362	—	—
Food and Beverages	8,176,266	8,176,266	—	—
Forest Products & Paper	2,393,123	2,393,123	—	—
Health Care Services	3,584,610	3,584,610	—	—
Information Technology	1,292,778	1,292,778	—	—
Leisure and Hotels	2,290,822	2,290,822	—	—
Mining	1,658,070	1,658,070	—	—
Transportation	9,195,712	9,195,712	—	—

Total Common Stocks	$49,229,783	$48,373,335	$856,448	$—

†	Total Investments exclude Foreign Currency on Deposit and Other Assets.
*	See Portfolio Holdings detail for country breakout.

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2012

ASSETS:
Investments at value (Cost $39,446,216) See accompanying schedule	U.S.	$49,229,783
Cash		170,210
Foreign currency (Cost $216,526)		216,526
Dividends receivable		53,858
Receivable for Fund shares sold		4,379
Prepaid expenses		8,290

Total Assets		49,683,046

LIABILITIES:
Payable for Fund shares redeemed		6,420
Printing fees payable		53,807
Accrued legal fees payable		32,995
Investment advisory fee payable (Note B)		27,542
Accrued audit fees payable		40,300
Custodian fees payable (Note B)		14,214
Administration fee payable (Note B)		10,591
Directors’ fees and expenses		23,245
Accrued expenses and other payables		5,739

Total Liabilities		214,853

NET ASSETS	U.S.	$49,468,193

AT OCTOBER 31, 2012 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,156,348 Shares	U.S.	$51,563
Additional Paid-in Capital		53,053,566
Accumulated Net Investment Loss		(327,818)
Accumulated Net Realized Loss		(13,093,244)
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		9,784,126

TOTAL NET ASSETS	U.S.	$49,468,193

NET ASSET VALUE PER SHARE (Applicable to 5,156,348 outstanding shares) (authorized 20,000,000 shares)
(U.S. $49,468,193 ÷ 5,156,348)	U.S.	$9.59

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

		For the Year Ended October 31, 2012

INVESTMENT INCOME
Dividends		U.S.	$1,179,401
Less: foreign taxes withheld			(18,536)

TOTAL INVESTMENT INCOME			1,160,865

EXPENSES
Investment advisory fee (Note B)	$331,126
Directors’ fees	255,588
Legal fees	224,185
Administration fee (Note B)	106,924
Printing and mailing expenses	100,797
Compliance fees	68,238
Insurance premiums	54,560
Audit fees	40,300
Custodian fees (Note B)	23,942
Other	153,253

TOTAL EXPENSES			1,358,913

NET INVESTMENT LOSS		U.S.	$(198,048)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions	2,979,569
Foreign currency transactions	(152,185)

Net realized gain on investments and foreign currency during the year			2,827,384

Net change in unrealized appreciation of:
Securities	2,772,683
Foreign currency and net other assets	43,650

Net unrealized appreciation of investments and foreign currency during the year			2,816,333

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			5,643,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S.	$5,445,669

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2012		Year Ended October 31, 2011

Net investment income/(loss)	U.S.	$(198,048)	U.S.	$84,933
Net realized gain on investments and foreign currency transactions		2,827,384		437,926
Net unrealized appreciation of investments, foreign currency holdings and net other assets		2,816,333		4,703,321

Net increase in net assets resulting from operations		5,445,669		5,226,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(127,802)		(400,589)

Total distributions		(127,802)		(400,589)

CAPITAL SHARE TRANSACTIONS:
Value of 316,714 and 280,053 shares repurchased, respectively (Note F)		(2,444,590)		(2,187,501)
Value of 924,000 and 0 shares, respectively, in connection with a Tender Offer (Note F)		(7,475,160)		—
Value of 631 and 0 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		4,379		—

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		(9,915,371)		(2,187,501)

Total Increase/(decrease) in net assets		(4,597,504)		2,638,090

NET ASSETS
Beginning of year		54,065,697		51,427,607

End of year (Including accumulated/undistributed net investment income/(loss) of $(327,818) and $115,616, respectively)	U.S.	$49,468,193	U.S.	$54,065,697

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Year Ended October 31,
		2012		2011		2010	2009	2008

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$8.45		$7.70		$8.20	$10.18	$30.95

Net Investment Income/(Loss)		(0.04)		0.01		0.05	(0.06)	0.34
Net Realized and Unrealized Gain/(Loss) on Investments		1.11		0.76		(0.61)	1.23	(15.77)

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		1.07		0.77		(0.56)	1.17	(15.43)

Distributions to Shareholders from:
Net Investment Income		(0.02)		(0.06)		—	(0.33)	(0.36)
Net Realized Gains		—		—		—	(2.76)	(4.86)

Total from Distributions		(0.02)		(0.06)		—	(3.09)	(5.22)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.09	†††††	0.04	††††	0.06 †††	(0.06)††	(0.12)†

Net Asset Value, End of Period	U.S.	$9.59		$8.45		$7.70	$8.20	$10.18

Share Price, End of Period	U.S.	$8.84		$7.61		$6.51	$7.09	$8.95

Total NAV Investment Return (a)		13.82%		10.69%		(6.10)%	26.91%	(58.62)%

Total Market Investment Return (b)		16.50%		17.91%		(8.18)%	25.06%	(61.20)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$49,468		$54,066		$51,428	$57,786	$50,896
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.39)%		0.15%		0.69%	(0.87)%	1.67%
Ratio of Operating Expenses to Average Net Assets		2.66%		2.22%		2.02%	2.65%	1.56%
Portfolio Turnover Rate		21%		23%		11%	16%	21%

(a)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
†	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
††	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.
†††	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
††††	Amount represents $0.04 per share impact for the shares repurchased by the Fund under the Share Repurchase Program.
†††††	Amount represents $0.09 per share impact for shares repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund’s assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principals (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of October 31, 2012 is included with the Fund’s Portfolio of Investments.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October, 31, 2012 and October 31, 2011, the Fund distributed $127,802 and $400,589, respectively, of ordinary income. The Fund did not have any net long-term capital gains for years ended October 31, 2012 and October 31, 2011.

Permanent differences between book and tax basis reporting for the year ended October 31, 2012 have been identified and appropriately reclassified to reflect an increase in accumulated net investment loss of $117,584, a decrease in accumulated net realized loss of $152,185 and a decrease in paid-in-capital of $34,601. These adjustments were related to Section 988 gain (loss) reclasses and net operation losses. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2012, 2011, 2010 and 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. (“FT-IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2012.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Effective July 21, 2011, under the Investment Advisory Agreement, the Fund paid a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2012, the Fund incurred expenses of U.S. $106,924 in administration fees to BNY Mellon.

The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund’s assets. During the year ended October 31, 2012, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $23,942.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2012 excluding U.S. government and short-term investments, aggregated U.S. $10,391,996 and U.S. $18,087,166, respectively.

D. Components of Distributable Earnings:

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$(10,912,824)	$(327,818)	$—	$—	$7,603,706

As of October 31, 2012, the Fund had a capital loss carryforward of $10,912,824, which will expire on October 31, 2018. During the year ended October 31, 2012 $2,851,085 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

Under current laws, certain ordinary losses after January 1st may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2012, the Fund elected to defer the following losses incurred from January 2012 through October 31, 2012:

Late Year Ordinary Losses Deferral
$327,818

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2012 were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation on Foreign Currency	Net Unrealized Appreciation
$41,626,636	$12,427,338	$(4,824,191)	$7,603,147	$559	$7,603,706

E. Common Stock:

For the year ended October 31, 2012, the Fund issued 631 shares in connection with stock distribution in the amount of $4,379. For the year ended October 31, 2011, the Fund issued no shares in connection with stock distribution.

F. Share Repurchase Program:

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2012, the Fund repurchased 316,714 (4.95% of the shares outstanding at October 31, 2011) of its shares for a total cost of $2,444,590, at an average discount of 12.52% of net asset value. In addition the Fund had a tender offer of 924,000 (14.4% of the shares outstanding at October 31, 2011) of its shares for a total cost of $7,475,160, at an average discount of 2.06% of net asset value.

For the year ended October 31, 2011, the Fund repurchased 280,053 (4.19% of the shares outstanding at October 31, 2010 year end) of its shares for a total cost of $2,187,501, at an average discount of 11.86% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs;

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

The New Ireland Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Director and Shareholders of

The New Ireland Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2012, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 18, 2012

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant

Additional Information (unaudited) (continued)

may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Additional Information (unaudited) (continued)

Meeting of Shareholders

On June 5, 2012, the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Peter J. Hooper 4,886,543 For; 483,463 Abstaining, George G. Moore 4,937,471 For; 432,534 Abstaining. David Dempsey, Denis Kelleher and Margaret Duffy continue to serve in their capacities as Directors of the Fund.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Additional Information (unaudited) (continued)

Amended and Restated Bylaws

In November 2012, the Fund’s Board of Directors amended and restated the Bylaws of the Fund in their entirety for general updating purposes and to make other changes. These changes include, among other things, (i) adding an advance notice provision, which sets forth the time within which stockholders must submit nominations and other business to be properly brought before the Fund’s annual meetings; (ii) permitting a Board vacancy to be filled by remaining Directors for the full term of the class in which the vacancy occurred; (iii) permitting Directors to be removed only by a two-thirds vote of stockholders; (iv) providing procedures for the calling of special meetings of stockholders; and (v) permitting notice by electronic transmission.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that,as of June 27, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For non-corporate shareholders 90.46%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2011 to October 31, 2012 may represent qualified dividend income.

For the fiscal year ended October 31, 2012, the Fund had no designated long-term capital gains.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:

Peter J. Hooper, 72 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990 Current term expires in 2015	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

David Dempsey, 63 Bentley Associates L.P. 250 Park Avenue – Suite 1101 New York, NY 10177	Director	Since 2007 Current Term expires in 2013	Managing Director, Bentley Associates L.P., (1992 to present).	1

Margaret Duffy, 69 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006 Current Term expires in 2014	Retired Partner Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1

Denis P. Kelleher, 73 17 Battery Place New York, NY 10004	Director	Since 1991 Current Term expires in 2013	Chairman and Chief Executive Officer, Wall Street Access-Financial Services (1981 to present).	1

George G. Moore, 61 9411 Cornwell Farm Great Falls, VA 22066	Director	Since 2004 Current term expires in 2015	Managing Partner, Ravensdale Capital (2011 to present); Advisor, Neustar Corporation (2011 to 2012); Chairman & CEO, TARGUS Information (1993 to 2012); Chairman, Erne Heritage Holdings (1990 to Present); Chairman, Virginia Distillery Company (2011 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS**:

Sean Hawkshaw, 48 Kleinwort Benson Investors International Ltd One Rockefeller Plaza, 32nd Floor New York, NY 10020	President	Since 2011	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to Present); Director, Kleinwort Bensons Investors Institutional Funds PLC (2004 to Present); Director Kleinwort Benson/Lothbury Qualifying Investor Public Limited Company (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director KBC Life Fund Management Ireland Ltd (2003 to 2009); Director Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).

Lelia Long, 50 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Investment Management Consultant (2009 to present); Compliance Director, Vigilant Compliance Services, (2009 to present); Chief Compliance Officer, Simple Alternatives LLC (2010 to Present); Chief Compliance Officer, Pemberwick Investment Advisors, LLC (2010 to Present); Senior Vice President, Bank of Ireland Asset Management (U.S.) Limited (2000 to 2008).

Salvatore Faia, 49 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance Services, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Colleen Cummings, 41 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2006	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2004 to present).

Vincenzo A. Scarduzio, 40 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to present); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	– Chairman of the Board
Sean Hawkshaw	– President
David Dempsey	– Director
Margaret Duffy	– Director
Denis P. Kelleher	– Director
George G. Moore	– Director
Lelia Long	– Treasurer
Colleen Cummings	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Principal Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

JPMorgan Chase & Co.

North America Investment Services

3 Metro Tech - 7th Floor

Brooklyn, New York 11245

Shareholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street

Philadelphia, PA 19103

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, Massachusetts 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Website address:

www.newirelandfund.com

IR-AR 10/12

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent.”

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,500 (2011) and $37,000 (2012).

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2011) and $0 (2012).

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 (2011) and $4,000 (2012).

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2011) and $0 (2012).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE NEW IRELAND FUND, INC.

Audit Committee Policy

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Fund

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

Annual Fund financial statement audits

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

Accounting consultations

Agreed upon procedure reports

Attestation reports

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser, or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to KBII and KBII Affiliates

Certain non-audit services provided to Kleinwort Benson Investors International Limited (“KBII”) or any entity controlling, controlled by or under common control with KBII that provides ongoing services to the Fund (“KBII Affiliates”) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to KBII Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBII and KBII Affiliates.

December 10, 2003

Updated December 2011

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3,800 (2011) and $4,000 (2012).

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and David Dempsey.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

2.19	PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1.	The issuer’s name;
2.	The security’s ticker symbol or CUSIP, as applicable;
3.	The shareholder meeting date;
4.	The number of shares that KBII Ltd voted;
5.	A brief identification of the matter voted on;
6.	Whether the matter was proposed by the issuer or a security-holder;
7.	Whether KBII Ltd cast a vote;
8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and
9.	Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

•

KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

•

KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

•

KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

•

KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

•

Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

o	Chief Investment Officer
o	Chief Compliance Officer
o	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

•

Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

•

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example

•	Uncontested Elections,
•	Approval of Auditors (unless specified),
•	Stock splits,
•	Reverse stock splits,
•	Dividends,
•	Share buybacks.

“Non – Routine” or contested matters may include the following:

•	Contested elections,
•	Takeover proposals,
•	Management defence strategies,
•	Management compensation issues,
•	Shareholders rights,
•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:

•

Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

•

KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Mr. O’Halloran has worked with KBI Dublin Limited ( or “Advisor”) since July 1992, and was appointed Chief Investment Officer in 2002. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2012 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$49.7m	0	0
Other Pooled Investment Vehicles:	10	$1,023.5m	0	0
Other Accounts:	17	$449.5m	0	0

Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics (the “code”) that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s rules regarding personal transactions apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute, material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee transaction. The code requires employees to report any transaction in a mutual fund for which the Advisor acts as adviser or sub-adviser. The code also covers issues such as prohibited transactions, blackout periods for transactions and short term trading.

The Advisor has a fiduciary duty to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients. These procedures were designed to ensure that all accounts with substantially similar investment objectives are treated equitably and that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

The allocation of securities across Client accounts will generally be made on a pro rata basis, based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, each Client’s liquidity needs, and previous allocations. As a general practice, the Advisor shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), the Advisor may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Fund pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Fund’s portfolio.

The bonuses paid to the Portfolio Manager are linked both to the quality of the individual’s stock research and also to the contribution he makes to the performance of the product group and/or portfolio to which he is associated. The primary performance assessment of the Portfolio Manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

Bonuses are based on the profitability of the Advisor and on individual achievement.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2012 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Noel O’Halloran	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 1 , 2012 to May 31, 2012	14,800	8.0289	14,800 *	397,096 *
June 1, 2012 to June 30, 2012	924,000	8.09	924,000 **	0 **
July 1, 2012 to July 31, 2012	0	0	0	397,096 *
August 1, 2012 to August 31, 2012	22,719	7.6278	22,719 *	374,377 *
September 1, 2012 to September 30, 2012	30,400	8.3809	30,400 *	343,977 *
October 1, 2012 to October 31, 2012	21,045	8.5926	21,045 *	322,932 *
Total	1,012,964	8.0979	1,012,964

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

*
a.	The date each plan or program was announced: February 2000
b.	The dollar amount (or share or unit amount) approved: 10% of shares outstanding as of October 31, 2011
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

**

a.	The date each plan or program was announced: May 15, 2012
b.

The dollar amount (or share or unit amount) approved: Pursuant to the terms and conditions set forth in the Offer to Purchase and related Letter of Transmittal included in the Issuer Tender Offer Statement filed by the Registrant on Schedule TO on May 15, 2012, the Registrant offered to repurchase 924,000 of its issued and outstanding shares of common stock, representing approximately 15% of the Registrant’s issued and outstanding shares of common stock as of May 8, 2012.

c.	The expiration date (if any) of each plan or program: June 13, 2012
d.	Each plan or program that has expired during the period covered by the table: N/A
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

The Governance and Nominating Committee of the Board of Directors of the Registrant is responsible for, among other things, screening and nominating candidates for election to the Board in the event that a position is vacated or created and setting any necessary standards or qualifications for service on the Board. If a vacancy on the Board were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to: Board of Directors of the Fund, c/o Secretary of the Fund, BNY Mellon Investment Servicing (US) Inc., BNY Mellon Center, One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President (principal executive officer)

Date	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President (principal executive officer)

Date	December 20, 2012

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer (principal financial officer)

Date	December 20, 2012

* Print the name and title of each signing officer under his or her signature.